_________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                February 6, 2004


                        Annaly Mortgage Management, Inc.
              ____________________________________________________
             (Exact Name of Registrant as Specified in its Charter)




           Maryland                    1-13447                22-3479661
  ___________________________         __________            _______________
 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       Of Incorporation)             File Number)         Identification No.)



     1211 Avenue of the Americas
     Suite 2902
     New York, New York                                        10036
     ______________________________________                   ________
    (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition


     On February 6, 2004, Annaly Mortgage Management, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ANNALY MORTGAGE MANAGEMENT, INC.



                                      By: /s/ Kathryn Fagan
                                          ______________________________________
                                          Name:  Kathryn Fagan
                                          Title: Chief Financial Officer



Dated: February 6, 2004

                                  EXHIBIT INDEX
                                  _____________



Exhibit No.       Description
___________       ___________

99.1 Press Release, dated February 6, 2004 issued by Annaly Mortgage Management, Inc.